.1

EXHIBIT 99.1

SanDisk Corporation
601 McCarthy Boulevard
Milpitas, CA 95035-7932
Phone: 408-801-1000
Fax: 408-801-8657

CONTACT:	Investor Contact:	Media Contact:
	Jay Iyer	Ryan Donovan
	(408) 801-2067	(408) 801-2857

SANDISK ANNOUNCES SECOND QUARTER 2010 FINANCIAL RESULTS

Milpitas, CA, July 22, 2010 - SanDisk Corporation (NASDAQ:SNDK), the global leader in flash memory cards, today announced results for the second quarter ended July 4, 2010.  Total second quarter revenue of $1.18 billion increased 61% on a year-over-year basis and increased 9% on a sequential basis.  Net income, in accordance with U.S. Generally Accepted Accounting Principles (GAAP), was $258 million, or $1.08 per diluted share, compared to GAAP net income of $53 million, or $0.23 per diluted share, in the second quarter of 2009 and GAAP net income of $235 million, or $0.99 per diluted share, in the first quarter of 2010.

On a non-GAAP basis, which excludes the impact of share-based compensation expense, amortization of acquisition-related intangible assets, non-cash economic interest expense associated with the cash-settled convertible note, and related tax adjustments and valuation allowance, second-quarter net income was $258 million, or $1.08 per diluted share, compared to net income of $83 million, or $0.36 per diluted share, in the second quarter of 2009 and net income of $225 million, or $0.95 per diluted share, in the first quarter of 2010.  For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“SanDisk delivered another excellent quarter, with OEM demand driving record unit and gigabytes sold.  We achieved 47% total gross margin, due to cost reductions and a stable pricing environment.  We exited the quarter with a record high cash balance of $3.7 billion or $2.6 billion net of debt.  For the second half of the year, demand from our diversified customer base is very strong.  We expect our recent announcement of our Fab 5 joint venture with Toshiba to allow us to meet our customers’ growing demand for flash in the coming years”, said Eli Harari, Chairman and CEO of SanDisk.

SECOND QUARTER 2010 METRICS & HIGHLIGHTS
  Total revenue was $1.18 billion, up 61% year-over-year and up 9% sequentially.
  Product revenue was $1.09 billion, up 79% year-over-year and up 10% sequentially.
  License and royalty revenue was $88 million, down 27% year-over-year and down 6% sequentially.
  Total gross profit, product gross profit and operating income compared on a year-over-year and sequential basis are shown in the table below:
Metric in millions of US$, except %	GAAP			Non-GAAP
	Q210	Q209	Q110	Q210	Q209	Q110
Total gross profit % of total revenue	$546 46.3%	$249 34.1%	$500 46.0%	$551 46.7%	$255 34.8%	$506 46.5%
Product gross profit % of product revenue	$459 42.0%	$129 21.1%	$407 40.9%	$463 42.4%	$134 22.0%	$412 41.5%
Operating income % of total revenue	$359 30.4%	$68 9.4%	$314 28.9%	$377 32.0%	$94 12.9%	$334 30.8%
  Cash flow from operations was $385 million and free cash flow was $363 million.
  Total cash and equivalents, short and long-term marketable securities at the end of the second quarter were $3.7 billion compared to $2.3 billion at the end of the second quarter of 2009 and $3.3 billion at the end of the first quarter of 2010.
  Average price per gigabyte sold declined 18% on a year-over-year basis and declined 8% sequentially.

OTHER RECENT KEY ANNOUNCEMENTS
  Separately today, SanDisk announced that Dr. Eli Harari, Founder, Chairman and Chief Executive Officer, will retire from his current positions on December 31, 2010.  As part of the succession planning process, the Board of Directors appointed Sanjay Mehrotra, currently SanDisk’s President and Chief Operating Officer, as the new Chief Executive Officer of the company, effective January 1, 2011.  Mr. Mehrotra was appointed to the Company’s Board of Directors effective July 21, 2010.  The Board also appointed Michael Marks, a member of the SanDisk Board since 2003, to the role of Chairman effective January 1, 2011.
  SanDisk and Toshiba signed primary agreements towards forming their third 300 millimeter joint venture that will build and operate a new NAND wafer fab, Fab 5, in Yokkaichi, Japan.
  SanDisk began shipping its SanDisk® SD™ “write once read many” (WORM) card with 1 gigabyte of capacity.  The WORM card is ideal for archival purposes, with data storage of up to 100 years.
  SanDisk introduced its next-generation multi-level cell NAND based solid-state drive, SanDisk® SSD G4, and modular solid-state drive, SanDisk® SSD P4, with capacities up to 256 gigabytes and 128 gigabytes, respectively.
CONFERENCE CALL
SanDisk’s second quarter 2010 conference call is scheduled for 2:00 P.M., Pacific Time, Thursday, July 22, 2010.  The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk's website at http://www.sandisk.com/IR.  To participate in the call via telephone, the dial-in number is 719-325-4819 and the dial-in password is 8237874.  A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

SCHEDULED INTERVIEWS
SanDisk Corporation Chairman and Chief Executive Officer, Eli Harari, is scheduled to appear on CNBC’s “Power Lunch,” on Friday, July 23, 2010, at approximately 10:20 A.M., Pacific Time.

FORWARD LOOKING STATEMENTS
This news release contains certain forward-looking statements, including statements about our business prospects and outlook, our expectations for fiscal year 2010 and our expectations regarding our business, including expected growth in flash memory demand in 2010 and beyond, our ability to obtain supply to meet that demand and our customer base, that are based on our current expectations and are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and may significantly harm our business, financial condition and results of operations.  Risks that may cause these forward-looking statements to be inaccurate include among others:
  competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;
  less than anticipated demand, including due to economic weakness in our markets and among consumers generally;
  unpredictable or changing demand for our products, particularly for certain form factors or capacities;
  excess captive memory output or capacity which could result in write-downs for excess inventory, lower of cost or market reserves, fixed costs associated with under-utilized capacity, or other consequences;
  insufficient captive and non-captive memory supply to meet demand;
  insufficient non-memory materials or capacity from our suppliers and contract manufacturers to meet demand; or increases in cost of non-memory materials or capacity;
  our products may not perform as expected; and
  other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the first quarter of fiscal 2010.
FORWARD LOOKING STATEMENTS REGARDING EXECUTIVE TRANSITION
This press release contains certain forward-looking statements, including statements about the retirement of Mr. Harari, the promotion of Mr. Mehrotra, the appointment of Mr. Marks  and the expected performance of SanDisk, particularly in the quotes included above that are based on SanDisk’s current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate, including, among others:  that either Mr. Mehrotra or Mr. Marks is no longer with the Company or otherwise does not assume their new positions with SanDisk on the effective time of such appointment, that this leadership transition is not successful, or that SanDisk does not perform as expected and the other risks detailed from time-to-time in SanDisk’s Securities and Exchange Commission filings and reports, including, but not limited to, under the caption “Risk Factors” and elsewhere in SanDisk’s most recent annual report on Form 10-K and SanDisk’s subsequent quarterly reports on Form 10-Q.  The parties do not intend to update the information contained in this release.

ABOUT SANDISK
SanDisk Corporation is the global leader in flash memory cards, from research, manufacturing and product design to consumer branding and retail distribution.  SanDisk's product portfolio includes flash memory cards for mobile phones, digital cameras and camcorders; digital audio/video players; USB flash drives for consumers and the enterprise; embedded memory for mobile devices; and solid state drives for computers.  SanDisk is a Silicon Valley-based S&P 500 company, with more than half its sales outside the United States.

SanDisk and the SanDisk logo and are trademarks of SanDisk Corporation, registered in the United States and other countries.  SD is a trademark of SD-3C LLC.  Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Six months ended
	July 4, 2010	June 28, 2009	July 4, 2010	June 28, 2009
Revenues:
Product	$1,091,315	$610,432	$2,084,510	$1,198,531
License and royalty	87,753	120,141	181,221	191,513
Total revenues	1,179,068	730,573	2,265,731	1,390,044

Cost of product revenues	629,554	478,444	1,212,907	1,135,922
Amortization of acquisition-related intangible assets	3,132	3,132	6,264	6,264
Total cost of product revenues	632,686	481,576	1,219,171	1,142,186
Gross profit	546,382	248,997	1,046,560	247,858

Operating expenses:
Research and development	99,799	91,219	198,452	178,155
Sales and marketing	52,094	50,409	100,595	88,287
General and administrative	35,399	38,636	74,123	76,961
Amortization of acquisition-related intangible assets	291	291	583	583
Restructuring and other	-	-	-	765
Total operating expenses	187,583	180,555	373,753	344,751

Operating income (loss)	358,799	68,442	672,807	(96,893)
Other income (expense)	(24)	4,716	8,962	(13,977)
Income (loss) before provision for income taxes	358,775	73,158	681,769	(110,870)

Provision for income taxes	100,881	20,651	189,184	44,618
Net income (loss)	$257,894	$52,507	$492,585	$(155,488)

Net income (loss) per share:
Basic	$1.11	$0.23	$2.14	$(0.69)
Diluted	$1.08	$0.23	$2.07	$(0.69)

Shares used in computing net income (loss) per share:
Basic	231,673	226,976	230,487	226,753
Diluted	239,801	231,066	238,566	226,753

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Six months ended
	July 4, 2010	June 28, 2009	July 4, 2010	June 28, 2009

SUMMARY RECONCILIATION OF NET INCOME (LOSS)
GAAP NET INCOME (LOSS)	$257,894	$52,507	$492,585	$(155,488)
Share-based compensation (a)	14,977	22,354	31,847	38,684
Amortization of acquisition-related intangible assets (b)	3,423	3,423	6,847	6,847
Convertible debt interest (c)	14,208	13,159	28,129	26,085
Income tax adjustments (d)	(32,702)	(8,495)	(76,566)	58,357
NON-GAAP NET INCOME (LOSS)	$257,800	$82,948	$482,842	$(25,515)

GAAP COST OF PRODUCT REVENUES	$632,686	$481,576	$1,219,171	$1,142,186
Share-based compensation (a)	(1,309)	(2,446)	(3,767)	(4,820)
Amortization of acquisition-related intangible assets (b)	(3,132)	(3,132)	(6,264)	(6,264)
NON-GAAP COST OF PRODUCT REVENUES	$628,245	$475,998	$1,209,140	$1,131,102

GAAP GROSS PROFIT	$546,382	$248,997	$1,046,560	$247,858
Share-based compensation (a)	1,309	2,446	3,767	4,820
Amortization of acquisition-related intangible assets (b)	3,132	3,132	6,264	6,264
NON-GAAP GROSS PROFIT	$550,823	$254,575	$1,056,591	$258,942

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$99,799	$91,219	$198,452	$178,155
Share-based compensation (a)	(6,544)	(9,052)	(13,346)	(15,204)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$93,255	$82,167	$185,106	$162,951

GAAP SALES AND MARKETING EXPENSES	$52,094	$50,409	$100,595	$88,287
Share-based compensation (a)	(3,153)	(4,886)	(5,341)	(7,235)
NON-GAAP SALES AND MARKETING EXPENSES	$48,941	$45,523	$95,254	$81,052

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$35,399	$38,636	$74,123	$76,961
Share-based compensation (a)	(3,971)	(5,970)	(9,393)	(11,425)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$31,428	$32,666	$64,730	$65,536

GAAP TOTAL OPERATING EXPENSES	$187,583	$180,555	$373,753	$344,751
Share-based compensation (a)	(13,668)	(19,908)	(28,080)	(33,864)
Amortization of acquisition-related intangible assets (b)	(291)	(291)	(583)	(583)
NON-GAAP TOTAL OPERATING EXPENSES	$173,624	$160,356	$345,090	$310,304

GAAP OPERATING INCOME (LOSS)	$358,799	$68,442	$672,807	$(96,893)
Cost of product revenues adjustments (a) (b)	4,441	5,578	10,031	11,084
Operating expense adjustments (a) (b)	13,959	20,199	28,663	34,447
NON-GAAP OPERATING INCOME (LOSS)	$377,199	$94,219	$711,501	$(51,362)

GAAP OTHER INCOME (EXPENSE)	$(24)	$4,716	$8,962	$(13,977)
Convertible debt interest (c)	14,208	13,159	28,129	26,085
NON-GAAP OTHER INCOME (EXPENSE)	$14,184	$17,875	$37,091	$12,108

GAAP NET INCOME (LOSS)	$257,894	$52,507	$492,585	$(155,488)
Cost of product revenues adjustments (a) (b)	4,441	5,578	10,031	11,084
Operating expense adjustments (a) (b)	13,959	20,199	28,663	34,447
Convertible debt interest (c)	14,208	13,159	28,129	26,085
Income tax adjustments (d)	(32,702)	(8,495)	(76,566)	58,357
NON-GAAP NET INCOME (LOSS)	$257,800	$82,948	$482,842	$(25,515)

Diluted net income (loss) per share:
GAAP	$1.08	$0.23	$2.07	$(0.69)
Non-GAAP	$1.08	$0.36	$2.03	$(0.11)

Shares used in computing diluted net income (loss) per share:
GAAP	239,801	231,066	238,566	226,753
Non-GAAP	238,807	231,818	237,652	226,753

SanDisk Corporation

Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income (loss) and net income (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP financial measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Company.  For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, the amortization of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006 and MusicGremlin, Inc. in June 2008, and non-cash economic interest expense associated with our cash-settled convertible debt, we believe the inclusion of non-GAAP financial measures provide consistency in our financial reporting.  These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods.  Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization of purchased intangible assets, share-based compensation and non-cash economic interest expense associated with our cash-settled convertible debt, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results.  These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.  These non-GAAP measures may be different than the non-GAAP measures used by other companies.

a)	Share-based compensation expense.

b)
Amortization of acquisition-related intangible assets, primarily core and developed technology, related to the acquisitions of Matrix Semiconductor, Inc. (January 2006) and MusicGremlin, Inc. (June 2008).

c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company's cash-settled convertible debt.

d)	Income taxes associated with certain non-GAAP to GAAP adjustments and a valuation allowance on deferred taxes.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	July 4, 2010	January 3, 2010

ASSETS
Current assets:
Cash and cash equivalents	$1,237,011	$1,100,364
Short-term marketable securities	1,190,562	819,002
Accounts receivable from product revenues, net	345,264	234,407
Inventory	493,871	596,493
Deferred taxes	95,314	66,869
Other current assets	95,444	97,639
Total current assets	3,457,466	2,914,774

Long-term marketable securities	1,290,038	1,097,095
Property and equipment, net	258,837	300,997
Notes receivable and investments in the flash ventures with Toshiba	1,589,084	1,507,550
Deferred taxes	52,049	21,210
Intangible assets, net	47,331	58,076
Other non-current assets	45,575	102,017
Total assets	$6,740,380	$6,001,719

LIABILITIES
Current liabilities:
Accounts payable trade	$115,177	$134,427
Accounts payable to related parties	197,044	182,091
Convertible short-term debt	-	75,000
Other current accrued liabilities	304,554	234,079
Deferred income on shipments to distributors and retailers and deferred revenue	270,245	245,513
Total current liabilities	887,020	871,110

Convertible long-term debt	963,438	934,722
Non-current liabilities	321,071	287,478
Total liabilities	2,171,529	2,093,310

EQUITY
Stockholders' equity:
Common stock	4,395,065	4,269,074
Retained earnings (accumulated deficit)	5,096	(487,489)
Accumulated other comprehensive income	171,649	128,713
Total stockholders' equity	4,571,810	3,910,298
Non-controlling interests	(2,959)	(1,889)
Total equity	4,568,851	3,908,409
Total liabilities and equity	$6,740,380	$6,001,719

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Six months ended
	July 4, 2010	June 28, 2009	July 4, 2010	June 28, 2009
Cash flows from operating activities:
Net income (loss)	$257,894	$52,507	$492,585	$(155,488)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Deferred taxes	(18,287)	(6,619)	(78,909)	2,303
Depreciation	34,040	37,527	69,105	76,652
Amortization	20,437	18,766	40,588	37,110
Provision for doubtful accounts	(977)	(2,942)	(2,599)	(779)
Share-based compensation expense	14,977	22,354	31,847	38,684
Excess tax benefit from share-based compensation	(11,561)	-	(13,728)	-
Impairments, restructuring and other	4,085	(1,905)	(16,238)	7,133
Other non-operating	9,674	5,060	18,939	(967)
Changes in operating assets and liabilities:
Accounts receivable from product revenues	(109,829)	(38,793)	(109,935)	(27,960)
Inventory	73,742	21,239	100,230	61,548
Other assets	2,292	50,425	23,577	270,808
Accounts payable trade	19,836	(12,226)	(19,072)	(124,686)
Accounts payable to related parties	53,996	(53,108)	14,953	(123,263)
Other liabilities	34,747	(116,572)	162,002	(199,643)
Total adjustments	127,172	(76,794)	220,760	16,940
Net cash provided by (used in) operating activities	385,066	(24,287)	713,345	(138,548)

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(831,546)	(367,171)	(1,442,959)	(536,109)
Proceeds from sale of short and long-term marketable securities	474,434	150,732	691,711	572,630
Proceeds from maturities of short and long-term marketable securities	125,295	51,010	169,015	87,640
Proceeds from sale of assets	-	-	17,767	-
Acquisition of property and equipment	(22,486)	(16,170)	(37,414)	(32,667)
Distribution from FlashVision Ltd.	-	-	122	12,713
Notes receivable issuance, Flash Partners Ltd. and Flash Alliance Ltd.	-	(51,573)	-	(377,923)
Notes receivable proceeds, Flash Partners Ltd. and Flash Alliance Ltd.	-	53,079	-	330,149
Purchased technology and other assets	-	(4,577)	(1,982)	(3,153)
Net cash provided by (used in) investing activities	(254,303)	(184,670)	(603,740)	53,280

Cash flows from financing activities:
Repayment of debt financing	-	-	(75,000)	-
Proceeds from employee stock programs	66,401	1,705	84,356	6,275
Excess tax benefit from share-based compensation	11,561	-	13,728	-
Net cash provided by financing activities	77,962	1,705	23,084	6,275

Effect of changes in foreign currency exchange rates on cash	5,775	1,700	3,958	1,459

Net increase (decrease) in cash and cash equivalents	214,500	(205,552)	136,647	(77,534)

Cash and cash equivalents at beginning of period	1,022,511	1,090,079	1,100,364	962,061

Cash and cash equivalents at end of period	$1,237,011	$884,527	$1,237,011	$884,527